STEIN ROE ADVISOR FUNDS

SEMIANNUAL REPORT
MARCH 31, 1999

PHOTO

STEIN ROE ADVISOR FUNDS

GROWTH FUND

                  STEIN ROE ADVISOR SPECIAL FUND

LOGO
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS

FUND PERFORMANCE.............................................................1
How Stein Roe Advisor Special Fund has done over time

MANAGEMENT DISCUSSION........................................................2
Portfolio Manager Interview and Growth of a $10,000
Investment Chart

PORTFOLIOS OF INVESTMENTS....................................................4
Complete lists of investments with market values

FINANCIAL STATEMENTS.........................................................8
Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................................14

FINANCIAL HIGHLIGHTS........................................................16
Selected per-share data



















Must be preceded or accompanied by a prospectus.

FUND PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment (see below). Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

             SIX MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED MARCH 31, 1999

                                            Past 6   Past 1   Past 5  Past 10
                                             Months   Year     Years   Years
                                      ------------------------------------------
Stein Roe Advisor Special Fund               1.48%    -21.47%   9.20%   12.21%
S&P Midcap 400 Index                        20.02       0.45   18.20    17.43
Lipper Midcap Fund Average                  23.42       0.24   15.79    14.49
Number of Funds in Peer Group                 394        354     121       45

Source: Lipper, Inc., a monitor of mutual fund performance.

CHART

INVESTMENT COMPARISON
GROWTH OF A 10,000 INVESTMENT
ADVISOR SPECIAL FUND


           ADVISOR
           SPECIAL             S&P MIDCAP           LIPPER MIDCAP FUND
            FUND                400 INDEX           AVERAGE (45 FUNDS)

3/31/89      10000                10000                  10000
3/31/90      12817                11987                  11733
3/31/91      14280                14435                  13552
3/31/92      16324                17532                  16224
3/31/93      19481                20368                  18251
3/31/94      20608                21619                  19938
3/31/95      22304                23420                  21701
3/31/96      27167                30119                  28015
3/31/97      28833                33318                  29039
3/31/98      41279                49656                  41117
3/31/99      32123                49880                  40380



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The illustration assumes a $10,000 investment on March 31, 1989 and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The Advisor currently limits annual expenses to 1.45% of average daily net assets of the Stein Roe Advisor Special Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997 is based on the performance of the SR&F Special Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains.

Questions & Answers

AN INTERVIEW WITH GERRY SANDEL, PORTFOLIO
MANAGER OF ADVISOR SPECIAL FUND AND SR&F SPECIAL PORTFOLIO*

FUND DATA
INVESTMENT OBJECTIVE:

Stein Roe Advisor Special Fund seeks long-term growth by investing primarily in the common stocks of midcapitalization companies. The Portfolio generally purchases stocks of companies that the portfolio manager believes are undervalued, underfollowed or out-of-favor.

Q: HOW DID THE FUND PERFORM FROM SEPTEMBER 30, 1998 TO MARCH 31, 1999?

SANDEL: In general, value investment disciplines remained out-of-favor with many investors. Growth at any price seemed to be the market's dominant philosophy during the period and the Fund's performance compared to that of the midcap fund peer group - a group made up largely of growth funds - lagged.
         We repositioned the portfolio last fall, adding many new stocks that we thought were undervalued and appeared to offer long-term growth potential. This helped further diversify the portfolio and helped the Fund generate better results during the first calendar quarter of 1999. However, because of the timing of the repositioning, the Fund's six-month results were lower than the results achieved by the average midcap fund and lower than that of the Fund's benchmark, the S&P MidCap 400 Index.
         The repositioning also had a strong capital gain impact for shareholders at the end of calendar year 1998. We had been stalling the repositioning in the interest of managing the capital gain exposure deeply embedded in the portfolio. We repositioned when we believed the time was right, and although it caused a large realized capital gain for shareholders (in calendar 1998), when we thought it was in the best interest of the Fund for the long term.

Q: WHY DID YOU BELIEVE THE FUND NEEDED A SUBSTANTIAL REPOSITIONING LAST FALL?
SANDEL: We felt we needed to eliminate stocks that were not performing or did not fit well with our midcap value strategy. In addition, we continued to increase the number of stocks because we believed it could help reduce volatility.

Q: WAS THE FUND IN A POSITION TO BENEFIT FROM THE MARKET RALLY IN NOVEMBER AND DECEMBER?

SANDEL: We are a Fund that generally buys when others are selling and sells what growth funds are buying. Our repositioning last fall resulted in our selling of some stocks at lower prices than we would have liked. We aggressively sold stocks in early November, before the large upward move in the market. This adversely affected fourth quarter performance.
         Most of the market's advance during the first half of fiscal 1999 was generated by large-company growth stocks. To be true to our investment parameters, we didn't buy any large-cap growth stocks just because this segment of the market was doing well. We shop where the values are and have recently been investing in smaller midcap companies.
         With large caps outperforming other parts of the market, our job has become more difficult. We'd rather focus on buying smaller undervalued stocks that we believe offer ample opportunity to provide sustained, attractive long-term performance. Some short-term oriented investors these days concentrate on growth stocks with immediate capital appreciation prospects.

Q: WAS THERE A BIG DIFFERENCE IN THE TYPE OF STOCKS THAT DID WELL LAST FALL COMPARED TO THE FIRST THREE MONTHS OF CALENDAR 1999?

SANDEL: The areas that hurt us at the end of last year helped us during the first quarter of this year, including energy and technology. A rebound in oil prices from $11 to $16 a barrel during this past winter helped energize stock prices of major portfolio holdings such as Diamond Offshore (0.9% of net assets), an offshore drilling company and Tidewater (1.1% of net assets), an offshore boat and supply company.

Q: WHAT HELPED PERFORMANCE TURN AROUND IN THE FIRST QUARTER OF 1999?

SANDEL: Product delays and pricing problems can sometimes cause stock price volatility but also can create tremendous buying opportunity for a value fund like ours. Last fall, we saw this happening in the technology sector, and we purchased shares of Lam Research, Silicon Graphics and Seagate Technologies (0.2%, 3.0% and 1.4% of net assets, respectively). These companies offered substantial capital appreciation through March, and enhanced our six-month results.
         We've been watching office furniture makers because they were also hit pretty hard. Though they are exposed to the economic cycle, they are not as cyclical as some other areas. One furniture manufacturer, Steelcase, turned around nicely for us (0.8% of net assets). We think they offer attractive risk/reward opportunities at this time.

Q: WHERE ELSE DID YOU FOCUS PURCHASES DURING THE PERIOD?

Sandel: At this time last year, the vitamin nutrition supplement area was a darling of Wall Street but these stocks were hit hard soon after. We found opportunities there including stocks like Rexall Sundown and General Nutrition Centers (0.5% and 1.1% of net assets, respectively), two companies with strong turnaround potential.
         Rexall Sundown has exclusive distribution rights in the United States and select countries abroad for Cellasene, a product that reportedly helps reduce cellulite. Our analysts anticipate Rexall's one-step, easy-to-use products can attract substantial consumer demand as the company steps up its U.S. marketing and distribution efforts.

Q: HOW WOULD YOU SUM UP THE PORTFOLIO'S CURRENT POSITIONING?

SANDEL: We are holding more stocks and we've diversified away from cyclicals after their strong performance during the first quarter of calendar 1999. We've kept some exposure in cyclicals and commodities. Offsetting our exposure in those sectors, technology and energy helped balance the portfolio.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Holdings are disclosed as a percentage of the SR&F Special Portfolio's total net assets. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater market volatility. The S&P MidCap 400 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment. The Advisor currently limits expenses to 1.45% of average daily net assets of the Stein Roe Advisor Special Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997 is based on the performance of the SR&F Special Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains.

* Effective May 6, 1999, the name of SR&F Special Portfolio has been changed to SR&F Disciplined Stock Portfolio. On that date, Daniel K. Cantor was named portfolio manager of the Fund and the Portfolio. Stein Roe Advisor Special Fund will be liquidated on or before June 15, 1999.

SR&F SPECIAL PORTFOLIO

Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)

                                                            NUMBER        MARKET
COMMON STOCKS (87.9%)                                     OF SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE (0.4%)
B. F. Goodrich............................................    88,000     $ 3,020

Banks (4.4%)
Golden West Financial.....................................   153,900      14,697
Washington Mutual.........................................   382,600      15,639
                                                                         -------
                                                                          30,336
BUILDING - RESIDENTIAL/COMMERCIAL (0.3%)
Standard Pacific..........................................   150,000       1,931

BUSINESS SERVICES (1.2%)
Interim Services (a)......................................   550,000       8,250

CHEMICALS (0.9%)
Wellman...................................................   700,000       6,213

COMPUTER SERVICES (3.9%)
Creative Technology.......................................   367,000       4,198
Sequent Computer Systems..................................   265,000       2,402
Silicon Graphics (a)...................................... 1,230,000      20,526
                                                                         -------
                                                                          27,126
DIVERSIFIED OPERATIONS (2.3%)
Aeroquip-Vickers..........................................    40,500       2,321
Alexander & Baldwin.......................................   298,000       5,848
Eaton.....................................................    59,000       4,218
U.S. Industries...........................................   204,900       3,368
                                                                         -------
                                                                          15,755
DRUGS (2.8%)
Perrigo................................................... 2,621,500      19,006

ELECTRICAL EQUIPMENT (2.8%)
Littelfuse (a)............................................   690,000      12,679
Littelfuse Warrants (a)...................................   547,200       6,703
                                                                         -------
                                                                          19,382

ELECTRONICS AND INSTRUMENTATION (3.0%)
AVX.......................................................   880,300      14,085
Kent Electronics (a)......................................   511,000       5,078
Lam Research..............................................    45,000       1,305
                                                                         -------
                                                                          20,468
ENERGY AND RELATED SERVICES (4.8%)
Cross Timbers Oil......................................... 1,766,225      12,474
Diamond Offshore Drilling.................................   192,000       6,072
Petroleum Geo-Services ADRs (a)...........................   447,400       6,823
Tidewater.................................................   291,000       7,530
                                                                         -------
                                                                          32,899
FINANCIAL SERVICES (0.3%)
The PMI Group.............................................    50,000       2,319

SR&F SPECIAL PORTFOLIO CONTINUED

                                                            NUMBER        MARKET
                                                          OF SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH SERVICES AND EQUIPMENT (10.8%)
Acuson (a)............................................... 1,306,700      $19,519
Columbia/HCA Healthcare..................................   604,900       11,455
First Health Group (a)...................................   895,200       14,379
HEALTHSOUTH..............................................   210,000        2,178
Invacare.................................................   821,850       19,981
Mallinckrodt.............................................   262,700        6,994
                                                                         -------
                                                                          74,506
INDUSTRIAL PRODUCTS (2.3%)
Carlisle Companies.......................................   342,000       15,989

INSURANCE COMPANIES (3.5%)
20th Century Industries.................................. 1,091,700       17,740
IPC Holdings.............................................   175,000        3,478
Travelers Property Casualty - Class A....................    73,000        2,610
                                                                         -------
                                                                          23,828
LEISURE AND ENTERTAINMENT (0.4%)
Brunswick................................................   146,000        2,783

MACHINERY (4.4%)
AGCO.....................................................   500,000        3,281
Albany International - Class A...........................   256,840        4,816
Flowserve................................................   315,000        4,902
Regal Beloit.............................................   106,000        1,915
Robbins & Myers..........................................   139,300        2,403
Stewart & Stevenson Services............................. 1,724,400       13,256
                                                                         -------
                                                                          30,573
MANUFACTURING - GENERAL INDUSTRY (1.8%)
Dexter Corp. ............................................   275,000        8,662
Smith (A.O.).............................................   193,000        3,667
                                                                         -------
                                                                          12,329
METALS (2.9%)
Barrick Gold.............................................   550,000        9,384
Freeport-McMoRan Copper & Gold...........................   600,000        6,525
Newmont Mining...........................................   216,400        3,787
                                                                         -------
                                                                          19,696
METAL PROCESSORS (0.9%)
Timken...................................................   398,900        6,482

MINING AND AGRICULTURE (2.8%)
Cyprus Amax Minerals.....................................   715,000        8,669
Placer Dome..............................................   947,300       10,597
                                                                         -------
                                                                          19,266
MOTOR VEHICLES (3.3%)
Dana.....................................................   150,000        5,700
Superior Industries International........................   735,200       17,093
                                                                         -------
                                                                          22,793
OFFICE FURNISHINGS (0.9%)
Steelcase - Class A......................................   384,000        5,832

PACKAGING (1.5%)
Crown Cork & Seal........................................   336,000        9,597

PAPER & RELATED PRODUCTS (0.5%)
Glatfelter (P. H.).......................................   308,000        3,446

SR&F SPECIAL PORTFOLIO CONTINUED

                                                            NUMBER        MARKET
                                                          OF SHARES        VALUE
--------------------------------------------------------------------------------
STEEL (1.1%)
Carpenter Technology.....................................  300,000      $  7,781

RETAIL (4.3%)
Borders Group (a)........................................  310,000         4,359
Consolidated Stores (a)..................................  417,250        12,648
General Nutrition........................................  535,800         7,501
Pier 1 Imports...........................................  375,000         3,047
Toys "R" Us..............................................  121,000         2,276
                                                                         -------
                                                                          29,831
RUBBER (1.1%)
Bandag...................................................   85,000         2,391
Cooper Tire & Rubber.....................................  300,000         5,512
                                                                         -------
                                                                           7,903
SECURITY (1.8%)
Pittston Brink's Group...................................  540,200        12,695

SPECIALTY CHEMICALS (5.2%)
Imperial Chemical Industries ADRs........................  375,400        13,444
Minerals Technologies....................................  150,500         7,224
OM Group.................................................  459,500        15,164
                                                                         -------
                                                                          35,832
TECHNOLOGY SERVICES (1.4%)
Seagate Technology (a)...................................  335,800         9,927

Telecommunications (4.4%)
Andrew Corp. (a).........................................1,053,900        12,976
Telephone & Data Systems.................................  308,000        17,402
                                                                         -------
                                                                          30,378
TEXTILES AND APPAREL (4.5%)
Guilford Mills...........................................  220,000         1,925
Nautica Enterprises......................................  165,000         1,867
Reebok International.....................................  211,000         3,350
Springs Industries - Class A.............................  126,000         3,410
Unifi....................................................  785,475        10,015
Wolverine World Wide.....................................1,061,000        10,080
                                                                         -------
                                                                          30,647
VITAMINS & NUTRITION PRODUCTS (0.5%)
Rexall Sundown...........................................  175,000         3,358

WIRE & CABLE PRODUCTS (0.5%)
Belden...................................................  185,000         3,157
                                                                         -------
TOTAL COMMON STOCKS  (Cost $604,750)                                     605,334
                                                                         -------
                                       6

SR&F SPECIAL PORTFOLIO CONTINUED
                                                           PRINCIPAL      MARKET
SHORT-TERM OBLIGATIONS (12.2%)                               AMOUNT        VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER (12.2%)
Associates First Capital 5.000% 4/1/99....................  $32,040     $32,040
Safeway 5.150% 4/1/99.....................................   22,075      22,075
Volvo Treasury 5.100% 4/1/99..............................   30,000      30,000
                                                                       ---------
Total Short-Term Obligations (Cost $84,115)...............   84,115      84,115
                                                                       ---------
--------------------------------------------------------------------------------
Total Investments (100.1%)
(Cost $688,865) (b).......................................              689,449
                                                                       ---------
Other Assets, Less Liabilities (-0.1%)....................                 (538)
                                                                       ---------
Total Net Assets (100.0%).................................             $688,911
                                                                       =========
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
(a) Non-income producing security.
(b) At March 31, 1999, the cost of investments for federal income tax purposes was $692,047. Net unrealized depreciation was $2,598, consisting of gross unrealized appreciation of $91,604 and gross unrealized depreciation of $94,202.

See accompanying Notes to Financial Statements.

ADVISOR SPECIAL FUND
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
(All amounts in thousands, except per share data)
(Unaudited)


ASSETS
Investment in Portfolio, at value.............................       $      154
Cash..........................................................               21
                                                                      ----------
         Total assets ........................................              175
                                                                      ----------

LIABILITIES
Payable to investment advisor.................................               29
Other liabilities.............................................                1
                                                                      ----------
         Total liabilities....................................               30
                                                                      ----------
         Net assets...........................................       $      145
                                                                      ==========

ANALYSIS OF NET ASSETS
Paid-in capital..............................................        $      516
Accumulated net realized loss on investments.................              (372)
Accumulated net investment income............................                 1
                                                                      ----------
         Net assets..........................................        $      145
                                                                      ==========
Shares outstanding (unlimited number authorized..............                 14
                                                                      ==========
Net asset value per share....................................         $   10.28
                                                                      ==========
See accompanying Notes to Financial Statements.

ADVISOR SPECIAL FUND
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)

INVESTMENT INCOME
Dividends allocated from Portfolio............................       $        1
Interest allocated from Portfolio.............................                1
                                                                    ------------

         Total investment income..............................                2
                                                                    ------------

EXPENSES
Accounting fees...............................................               13
SEC and state registration fees...............................               10
Audit and legal fees..........................................                6
Trustee's fees................................................                3
Printing and postage..........................................                2
Transfer agent fees...........................................                1
Custodian fees................................................                1
Administrative fees...........................................               (a)
12b-1 distribution and service fees...........................               (a)
                                                                    ------------
         Total expenses.......................................               36
                                                                    ------------
Reimbursement of expenses by investment advisor...............              (35)
                                                                    ------------
         Net expenses.........................................                1
                                                                    ------------
         Net investment income................................                1
                                                                    ------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments allocated from Portfolio.....              148
Net change in unrealized depreciation on
         investments and foreign currency translations........             (147)
                                                                    ------------
         Net gain on investments..............................                1
                                                                    ------------
Net Increase in Net Assets Resulting from Operations..........        $       2
                                                                    ============

(a) Rounds to less than one.

See accompanying Notes to Financial Statements.

ADVISOR SPECIAL FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)


                                                            (Unaudited)
                                                       Six Months Ended             Year Ended
                                                              March 31,          September 30,
                                                                   1999                   1998
                                                         --------------         --------------
OPERATIONS
Net investment income..............................      $           1          $           --
Net realized gain (loss) on investments............                148                    (516)
Net change in unrealized appreciation or
depreciation on investments........................               (147)                    116
                                                         --------------         --------------
         Net increase (decrease) in net assets
         resulting from operations.................                  2                    (400)
                                                         --------------          --------------

SHARE TRANSACTIONS
Subscriptions to fund shares.......................                 --                   2,443
Redemptions of fund shares.........................                 --                  (2,025)
                                                         --------------          --------------
         Net increase from share transactions......                 --                     418
                                                         --------------          --------------
         Net increase in net assets................                  2                      18

TOTAL NET ASSETS
Beginning of period................................                143                     125
                                                          --------------         --------------
End of period......................................       $        145           $         143
                                                          ==============         ==============

Accumulated Net Investment Income..................       $          1           $           --
                                                          ==============         ==============

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.......................                  --                    204
Redemptions of fund shares.........................                  --                   (200)
                                                          --------------         --------------
         Net increase in fund shares...............                  --                      4
Shares outstanding at beginning of period..........                  14                     10
                                                          --------------         --------------
Shares outstanding at end of period................                  14                     14
                                                          ==============         ==============
See accompanying Notes to Financial Statements.

SR&F SPECIAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
(All amounts in thousands)
(Unaudited)


ASSETS
Investments, at market value (cost of $688,865).................        $689,449
Receivable for investments sold.................................           1,011
Dividends receivable............................................             935
Cash............................................................               5
                                                                      ----------
         Total assets...........................................         691,400
                                                                      ----------

LIABILITIES
Payable for investments purchased..............................            1,920
Payable to investment advisor..................................              525
Other liabilities..............................................               44
                                                                      ----------
         Total liabilities.....................................            2,489
                                                                      ----------
         Net assets applicable to investors' beneficial interest        $688,911
                                                                      ==========
See accompanying Notes to Financial Statements.

SR&F SPECIAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)

INVESTMENT INCOME
Dividends.......................................................    $     4,280
Interest........................................................          3,913
                                                                    ------------
                                                                          8,193
Foreign taxes withheld                                                      (15)
                                                                    ------------
         Total investment income................................          8,178
                                                                    ------------

Expenses
Management fees.................................................          3,077
Accounting fees.................................................             26
Trustees' fees..................................................             17
Custodian fees..................................................             15
Audit and legal fees............................................              9
                                                                    ------------
         Total expenses.........................................          3,144
                                                                    ------------
         Net investment income..................................          5,034
                                                                    ------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments................................        174,527
Net realized loss on foreign currency transactions..............           (524)
Net change in unrealized appreciation (depreciation) on investments
         and foreign currency translations......................       (159,149)
                                                                    ------------
         Net gain on investments and foreign currency transactions       14,854
                                                                    ------------
Net Increase in Net Assets Resulting from Operations............    $    19,888
                                                                    ============
See accompanying Notes to Financial Statements.

SR&F SPECIAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)


                                                                      (Unaudited)
                                                                 Six Months Ended            Year Ended
                                                                        March 31,         September 30,
                                                                             1999                  1998
                                                                   --------------         --------------
OPERATIONS
Net investment income........................................      $       5,034          $       7,424
Net realized gain (loss) on investments and
      foreign currency transactions..........................            174,003                211,299
Net change in unrealized depreciation on investments
         and foreign currency translations...................           (159,149)              (441,553)
                                                                   --------------         --------------
         Net increase (decrease) in net assets
              resulting from operations......................             19,888               (222,830)
                                                                   --------------         --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions................................................             27,589                 60,926
Withdrawals..................................................           (275,717)              (249,583)
                                                                   --------------         --------------
         Net increase decrease from transactions in
              investors' beneficial interest.................           (248,128)              (188,657)
                                                                   --------------         --------------
         Net decrease in net assets..........................           (228,240)              (411,487)

TOTAL NET ASSETS
Beginning of period.........................................             917,151              1,328,638
                                                                   --------------         --------------
End of period...............................................         $   688,911            $   917,151
                                                                   ==============         ==============


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Advisor Special Fund (the `Fund') is a series of Stein Roe Advisor Trust (the `Trust'), an open-end management investment company organized as a Massachusetts business trust. Stein Roe Advisor Special Fund invests substantially all of its assets in SR&F Special Portfolio (the `Portfolio'). SR&F Special Portfolio seeks capital appreciation by investing primarily in equity securities that are considered to have limited downside risk relative to their potential for above-average growth.
         The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe Special Fund contributed $1,096,779 in securities and other assets to SR&F Special Portfolio, in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Advisor Special Fund contributed cash of $100 to the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on the respective percentage of ownership. At March 31, 1999, Advisor Special Fund owned .02 percent, of SR&F Special Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date.
Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS

All securities are valued as of March 31, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS

For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS

SR&F Special Portfolio may entered into forward foreign currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no outstanding contracts at March 31, 1999.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a `regulated investment company' and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to the owners based on their respective percentages of ownership.
         The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30,1998, Advisor Special Fund had a capital loss carryforward of $518, which expires in 2005 and 2006.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund annually declares and pays dividends of any net investment income and net realized capital gains. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Fund and the Portfolio pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the `Advisor'), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. (`Liberty'), for its services as investment advisor and administrator. The management fee for the Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million, and .075 of 1 percent thereafter.
         The Advisor also provides fund accounting services. For the six months ended March 31, 1999, Advisor Special Fund and SR&F Special Portfolio incurred charges of $13 and $26, respectively.
         The Advisor has agreed to reimburse the Fund to the extent that annual expenses exceed 1.45 percent of average daily net assets. The expense limitation expires on January 31, 2000, subject to earlier termination by the Advisor on 30 days notice.
         Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the `Plan'). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.
         Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty.
         Certain officers and trustees of the Trust are also officers of the Advisor. The compensation of trustees not affiliated with the Advisor for Advisor Special Fund and SR&F Special Portfolio for the six months ended March 31, 1999, was $3 and $17, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the six months ended March 31, 1999.

NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and
proceeds from sales other than short-term obligations for the six months ended March 31, 1999, were $258,327 and $384,786, respectively.

Financial Highlights
--------------------------------------------------------------------------------
Advisor Special Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                (UNAUDITED)
                                                 SIX MONTHS
                                                      ENDED             YEAR ENDED       PERIOD ENDED
                                                   MARCH 31,         SEPTEMBER 30,      SEPTEMBER 30,
                                                        1999                  1998           1997 (A)
                                              ---------------     ----------------   ----------------
Net Asset Value, Beginning of Period.............     $10.13                $12.46             $10.00
                                                   ---------             ---------          ---------
Income From Investment Operations
         Net investment income (loss)............       0.03                    --              (0.03)
         Net realized and unrealized gain
            (loss) on investments................       0.12                 (2.33)              2.49
                                                   ---------              ---------         ---------
         Total from investment operations........       0.15                 (2.33)              2.46
                                                   ---------              ---------         ---------
Net Asset Value, End of Period...................     $10.28                $10.13             $12.46
                                                   =========              =========         =========
Ratio of net expenses to average net assets (b)..     1.45%(c)                1.45%              1.45%(c)
Ratio of net investment income
    (loss) to average net assets (d).............     0.63%(c)                  --              (0.46%)(c)
Total return (d).................................     1.48%                 (18.70%)            24.60%
Net assets, end of period (000's)................      $145                   $143               $125


(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment advisor, this ratio would have been 48.66 percent for the six months ended March 31, 1999, and
    12.56 percent for the year ended September 30, 1998, and 86.39 percent for the period ended September 30, 1997.
(c) Annualized.
(d) Computed giving effect to the investment advisor's expense limitation undertaking.

--------------------------------------------------------------------------------
SR&F SPECIAL PORTFOLIO

                                                (UNAUDITED)
                                                 SIX MONTHS
                                                      ENDED             YEAR ENDED       PERIOD ENDED
                                                   MARCH 31,         SEPTEMBER 30,      SEPTEMBER 30,
                                                        1999                  1998           1997 (A)
                                              ---------------     ----------------   ----------------
Ratio of net expenses to average net assets...          0.75%(b)              0.73%          0.75%(b)
Ratio of net investment income to
     average net assets.......................          1.20%(b)              0.60%          0.31%(b)
Portfolio turnover rate.......................            37%                   46%             8%


(a) From commencement of operations on February 3, 1997.
(b) Annualized.
                                       16

STEIN ROE ADVISOR TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr.
  Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
J. Kevin Connaughton, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Michael T. Kennedy, Vice President
Gail Knudsen, Vice President
Stephen F. Lockman, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Maureen Newman, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Brian D. Pollard, Vice President
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Sharlene A. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants


Stein Roe & Farnham
One South Wacker Drive
Chicago, IL 60606-1130
www.steinroe.com

Liberty Funds Distributor, Inc. 5/99